The Lincoln National Life Insurance Company

                   Lincoln National Variable Annuity Account C

                                  MultiFund(R)
                                 MultiFund(R) 5
                      (each referred to as "MultiFund(R)")

    Supplement dated January 15, 2004 to the Prospectus effective May 1, 2003 As supplemented August 18, 2003; August 20, 2003; October 27, 2003


     Please keep this Supplement with your current MultiFund(R) prospectus and retain it for reference. This Supplement outlines additional provisions available to owners of the Principal SecuritySM Benefit and sets forth subadviser changes for two of the underlying investment options.

The contracts - Principal SecuritySM Benefit:

     All contractowners with the Principal SecuritySM Benefit are guaranteed the option to purchase i4LIFE(R)Advantage with or without the Guaranteed Income Benefit, under the terms and rider charge in effect at the time the i4LIFE(R)Advantage is elected. Refer to the i4LIFE(R)Advantage and Guaranteed Income Benefit sections of your prospectus for further information.

     The Principal SecuritySM Benefit will integrate with the Guaranteed Income Benefit of i4LIFE(R) Advantage as follows:

     The Guaranteed Income Benefit is initially equal to 75% of the initial regular income payment. Contractowners who purchased the Principal SecuritySM Benefit can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value. In other words, the Guaranteed Income Benefit equals: 75% x initial regular income payment x [remaining Guaranteed Amount (divided by) contract value].

Investments of the variable annuity account - Investment advisers:

     Effective January 1, 2004, the sub-adviser for the Aggressive Growth Fund will be T. Rowe Price Associates, Inc., and all references to "Putnam" in your prospectus are deleted and are to be replaced with "T. Rowe Price Associates, Inc."

     Effective January 1, 2004, the sub-adviser for the Global Asset Allocation Fund will be UBS Global Asset Management (Americas) Inc., and all references to "Putnam" in your prospectus are deleted and are to be replaced with "UBS Global Asset Management (Americas) Inc."